EXHIBIT 1


                             JOINT FILING AGREEMENT



     Pursuant to and in accordance with Rule 13d-1(k)(1) under the United States Securities Exchange Act of 1934, as amended, the undersigned acknowledge and agree to the joint filing of a statement on Schedule 13D (including any amendments thereto) on behalf of each of them with respect to the ordinary shares, nominal value (euro)0.122 per share, of Flamel Technologies S.A. The undersigned acknowledge that each shall be responsible for the completeness and accuracy of the information concerning him or it contained in such statement on
Schedule 13D (including any amendments thereto); PROVIDED that each of the undersigned shall not be responsible for the completeness or accuracy of any of the information concerning any other person making the filing, except to the extent that such undersigned knows or has reason to believe that such information is inaccurate. The undersigned further agree to the filing of this Joint Filing Agreement as an exhibit to such statement on Schedule 13D (including any amendments thereto).

     Dated: April 18, 2005
                                              /s/ Oscar S. Schafer
                                             ------------------------------
                                             Oscar S. Schafer, individually



                                     O.S.S. CAPITAL MANAGEMENT LP

                                             By: Schafer Brothers LLC
                                                  as General Partner

                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Senior Managing Member


                                     OSCAR S. SCHAFER & PARTNERS I LLP

                                             By: O.S.S. Advisors LLC
                                                  as General Partner

                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Senior Managing Member


               Page 1 of Signature Pages to Joint Filing Agreement

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                                     OSCAR S. SCHAFER & PARTNERS II LLP

                                             By: O.S.S. Advisors LLC
                                                  as General Partner

                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Senior Managing Member


                                     O.S.S. OVERSEAS FUND LTD

                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Director


                                     O.S.S. ADVISORS LLC


                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Senior Managing Member


                                     SCHAFER BROTHERS LLC


                                              By:    /s/ Oscar S. Schafer
                                                  ------------------------------
                                                  Name:  Oscar S. Schafer
                                                  Title: Senior Managing Member


               Page 2 of Signature Pages to Joint Filing Agreement